Property, Plant and Equipment (Details) - USD ($) $ in Millions	Dec. 31, 2015	Dec. 31, 2014
Property, plant and equipment
Computer equipment and furniture	$ 187.3	$ 153.1
Building and building improvements	91.4	89.0
Purchased software	75.4	59.5
Land	3.2	3.2
Total cost of property, plant and equipment	357.3	304.8
Less: accumulated depreciation	(174.3)	(123.4)
Property, plant and equipment, net of accumulated depreciation and amortization of $174.3 and $123.4	$ 183.0	$ 181.4